UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 3, 2024

Date of Report (Date of earliest event reported)

FG GROUP HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

5960 Fairview Road, Suite 275
Charlotte, North Carolina	28210
(Address of principal executive offices)	(Zip Code)

(704) 994-8279

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	FGH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 3, 2024, FG Group Holdings Inc., a Nevada corporation (the “Company,” “FGH” or “FG Group Holdings”) entered into a definitive plan of merger (the “Plan of Merger”) with FG Financial Group, Inc., a Nevada corporation (“FGF” or “FG Financial”), and FG Group LLC, a Nevada limited liability company and wholly-owned subsidiary of FGF (the “Merger Sub”). Pursuant to the Plan of Merger, the Company will merge with and into the Merger Sub (the “Merger”), with the Merger Sub as the surviving entity and wholly owned subsidiary of FGF. Following (and contingent upon consummation of) the Merger, FGF will amend its amended and restated articles of incorporation to change the name of FGF to “Fundamental Global Inc.” As a result of the Merger, stockholders of the Company will receive consideration in the form of shares of FGF’s common stock, par value $0.001 per share (the “FGF Common Stock”). In connection with the Merger, and without any further action on the part of any party, each share of common stock, par value $0.01 per share, of the Company (the “FGH Common Stock”) will be converted into one (1) (the “Exchange Ratio”) share of FGF Common Stock. The disinterested members of the Company’s Board of Directors (the “Board”) approved the Merger and the Plan of Merger and recommended that the Company’s stockholders approve and adopt the Plan of Merger and approve the Merger. The holder of a majority of the outstanding FGF Common Stock, acting by written consent in lieu of a meeting, has approved and adopted the Plan of Merger and approved the Merger. Pursuant to the Plan of Merger, the Merger is contingent upon customary closing conditions, including the approval of the Merger and adoption of the Plan of Merger by FGH stockholders, receipt of regulatory approvals (if any), and that a Registration Statement on Form S-4 shall have become effective under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and shall not be subject to any stop order or proceeding by the Securities and Exchange Commission seeking a stop order.

The foregoing description of the Plan of Merger does not purport to be complete and is qualified in its entirety by reference to the Plan of Merger, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Plan of Merger has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, FGF, the Merger Sub or their respective subsidiaries and affiliates. The Plan of Merger contains representations and warranties by each of the Company, FGF and the Merger Sub, made solely for the benefit of the parties to the Plan of Merger. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Plan of Merger, including information in confidential disclosures delivered in connection with the signing of the Plan of Merger. Moreover, certain representations and warranties in the Plan of Merger were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the Company, on the one hand, and FGF and the Merger Sub, on the other hand, rather than establishing matters as facts. Accordingly, the representations and warranties in the Plan of Merger should not be relied on by any persons as characterizations of the actual state of facts about the Company, FGF, the Merger Sub or their respective subsidiaries or affiliates at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Plan of Merger, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01 Financial Statements and Exhibits.

On January 3, 2024, the Company and FGF issued a joint press release announcing the Plan of Merger and planned Merger. A copy of that press release is furnished on Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1†	Plan of Merger by and between FG Financial Group, Inc., FG Group Holdings Inc. and FG Group LLC, dated January 3, 2024.

99.1	Joint Press Release of FG Financial Group, Inc. and FG Group Holdings Inc., dated January 3, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Exhibits and schedules to this Exhibit have been omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the securities of either FG Financial or FG Group Holdings, nor does it constitute a solicitation of any vote or approval. The proposed Merger described above will be submitted to FG Group Holdings’ stockholders for their consideration and approval via written consent. In connection therewith, and the prior approval by FG Financial’s stockholders holding a majority of the voting power of FG Financial, FG Financial and FG Group Holdings plan to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a joint consent solicitation, information statement, and registration statement on Form S-4 (the “Joint Registration and Information Statement”). Promptly after filing the Joint Registration and Information Statement with the SEC, FG Group Holdings will mail the definitive Joint Registration and Information Statement to each stockholder entitled to execute and deliver a written consent relating to the proposed Merger. STOCKHOLDERS OF BOTH FG GROUP HOLDINGS AND FG FINANCIAL ARE URGED TO CAREFULLY READ THE JOINT REGISTRATION AND INFORMATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The Joint Registration and Information Statement and other relevant materials in connection with the transaction (when they become available) and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov), at FG Group Holdings’ website (https://fg.group/investor-relations/), and at FG Financial’s website (https://www.fgfinancial.com/). In addition, FG Group Holdings security holders will be able to obtain free copies of the Joint Registration and Information Statement from FG Group Holdings by contacting the FG Group Holdings’ Secretary at IR@FG.Group or investors@fundamentalglobal.com, and FG Financial security holders will be able to obtain free copies of the Joint Registration and Information Statement from FG Financial by contacting FG Financial’s Secretary at ir@fgfinancial.com or investors@fundamentalglobal.com.

Certain Information Regarding Participants

FG Group Holdings, FG Financial, and their respective directors, executive officers, and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of consents from FG Group Holdings’ stockholders in connection with the proposed Merger. Information about the directors and executive officers of FG Group Holdings is set forth in its proxy statement for the FG Group Holdings annual meeting of stockholders held on December 6, 2023, which was filed with the SEC on October 18, 2023. To the extent holdings of such directors and executive officers in FG Group Holdings’ securities are not reported, or have changed since the amounts described in the proxy statement for FG Group Holdings’ annual meeting of stockholders, such changes may be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of FG Financial is set forth in its proxy statement for the FG Financial annual meeting of stockholders held on December 6, 2023, which was filed with the SEC on November 1, 2023. To the extent holdings of such directors and executive officers in FG Financial’s securities are not reported, or have changed since the amounts described in the proxy statement for FG Financial’s annual meeting of stockholders, such changes may be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the consent solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Registration and Information Statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Forward-Looking Statements

In addition to the historical information included herein, this Current Report on Form 8-K includes forward-looking statements, such as management’s expectations regarding the timing and benefits of the proposed Merger, which involve a number of risks and uncertainties, including but not limited to those discussed in the “Risk Factors” section contained in Item 1A in the FG Group Holdings’ Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 16, 2023, FG Financial’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 24, 2023, and in the subsequent filings (including quarterly reports on Form 10-Q) with the SEC by FG Group Holdings and FG Financial, and the following risks and uncertainties: the risk that the cost savings and any revenue synergies from the proposed Merger may not be fully realized or may take longer than anticipated to be realized; disruption to the parties’ businesses as a result of the announcement and pendency of the proposed Merger; the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; the failure to obtain the necessary approvals of the FG Group Holdings stockholders; the amount of the costs, fees, expenses and charges related to the proposed Merger; reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the proposed Merger; any unexpected delay in closing the proposed Merger; the possibility that the proposed Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the dilution caused by FG Financial’s issuance of additional shares of FGF Common Stock in the proposed Merger; a material adverse change in the financial condition of either company; general competitive, economic, political and market conditions; major catastrophes such as earthquakes, floods or other natural or human disasters, including pandemics and infectious disease outbreaks, and any related disruption to local, regional and global economic activity and financial markets, and the impact of the foregoing on either company, or the ability to complete the proposed Merger, or any of the other risks described herein or in the parties’ SEC filings; the outcome of any legal proceedings that may be instituted against either company, related to the proposed Merger or otherwise; other factors that may affect future results of the companies during the pendency of the proposed Merger or of the combined company post-Merger, including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; the impact, extent and timing of technological changes; capital management activities; and actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Given the risks and uncertainties, readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties described herein, as well as others not now anticipated. New risk factors emerge from time to time and it is not possible for management of either company to predict all such risk factors, nor can it assess the impact of all such factors on either company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except where required by law, neither FG Group Holdings nor FG Financial assumes an obligation to update forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG GROUP HOLDINGS INC.

Date: January 4, 2024	By:	/s/ Todd R. Major
Todd R. Major
Chief Financial Officer